Exhibit 99.2

GLIMCHER REALTY TRUST

Supplemental Information
For the Three and Twelve Months Ended December 31, 2012 and 2011

TABLE OF CONTENTS

Income Statement Data:
Quarterly Income Statements	Page 1
Year-to-Date Income Statements	Page 2
Components of Minimum Rents and Other Revenue	Page 3
Components of Other Operating Expenses	Page 4
Summary Financial Statement Information for Unconsolidated Entities	Page 5
Calculation of Funds from Operations and FFO Payout Ratio	Page 6
Unconsolidated Entities Calculation of FFO and Disclosure of Pro-Rata Share of Non-Cash Amounts in FFO	Page 7
EBITDA, Operating Ratios and Earnings Per Share	Page 8
Net Operating Income Growth for Comparable Properties (Including Pro-Rata Share of Unconsolidated Properties)	Page 9

Balance Sheet Data:
Consolidated Balance Sheets	Page 10
Market Capitalization and Debt Covenant Requirements	Page 11
Consolidated Debt Schedule	Page 12
Total Debt Maturities Schedule (Consolidated and Pro-Rata Share of Unconsolidated Debt)	Page 13
Unconsolidated Debt Maturity Schedule	Page 14

Operational Data:
Occupancy Statistics	Page 15
Leasing Results and Re-leasing Spreads	Page 16
Mall Portfolio Statistics by Asset Category	Page 17
Summary of Significant Tenants	Page 18
Top 10 Regional Mall Tenants	Page 19
Lease Expiration Schedule	Page 20

Development Activity:
Capital Expenditures	Page 21
Development and Major Redevelopment Activity	Page 22

QUARTERLY INCOME STATEMENTS
(in thousands)

	Three Months Ended December 31,
	2012			2011
	As Reported	Discontinued Operations	Pre ASC-205	As Reported	Discontinued Operations	Pre ASC-205
Revenues:
Minimum rents (see components on page 3)	$53,556	$—	$53,556	$41,565	$1,270	$42,835
Percentage rents	3,706	(1)	3,705	2,320	—	2,320
Tenant reimbursements	26,632	(10)	26,622	20,084	247	20,331
Other (see components on page 3)	7,913	1	7,914	7,929	3	7,932
Total Revenues	91,807	(10)	91,797	71,898	1,520	73,418
Expenses:
Property operating expenses	(19,478)	(12)	(19,490)	(14,118)	(120)	(14,238)
Real estate taxes	(10,572)	(56)	(10,628)	(8,965)	(178)	(9,143)
Total recoverable expenses	(30,050)	(68)	(30,118)	(23,083)	(298)	(23,381)
Provision for doubtful accounts	(646)	336	(310)	(1,458)	—	(1,458)
Other operating expenses (see components on page 4)	(4,763)	(15)	(4,778)	(2,601)	(26)	(2,627)
Real estate depreciation and amortization	(26,124)	—	(26,124)	(16,912)	(54)	(16,966)
Non-real estate depreciation and amortization	(536)	—	(536)	(545)	—	(545)
General and administrative	(6,155)	(7)	(6,162)	(4,821)	(35)	(4,856)
Impairment loss	(18,477)	—	(18,477)	—	—	—
Total Expenses	(86,751)	246	(86,505)	(49,420)	(413)	(49,833)
Operating Income	5,056	236	5,292	22,478	1,107	23,585
Interest income	4	—	4	390	1	391
Interest expense	(17,488)	—	(17,488)	(15,553)	(561)	(16,114)
Loan fee amortization	(955)	—	(955)	(1,421)	(14)	(1,435)
Equity in (loss) income of unconsolidated real estate entities, net	(5,459)	—	(5,459)	638	—	638
(Loss) income from continuing operations	(18,842)	236	(18,606)	6,532	533	7,065
Discontinued Operations:
Gain on disposition of property	—	—	—	27,800	—	27,800
Income from operations	236	(236)	—	533	(533)	—
Net (loss) income	(18,606)	—	(18,606)	34,865	—	34,865
Allocation to noncontrolling interest	416	—	416	(710)	—	(710)
Net (loss) income attributable to Glimcher Realty Trust	(18,190)	—	(18,190)	34,155	—	34,155
Preferred share dividends	(6,090)	—	(6,090)	(6,137)	—	(6,137)
Net (loss) income to common shareholders	$(24,280)	$—	$(24,280)	$28,018	$—	$28,018

Note: Pre ASC-205 column includes both continuing and discontinued operations.

YEAR-TO-DATE INCOME STATEMENTS
(in thousands)

	Twelve Months Ended December 31,
	2012			2011
	As Reported	Discontinued Operations	Pre ASC-205	As Reported	Discontinued Operations	Pre ASC-205
Revenues:
Minimum rents (see components on page 3)	$196,147	$62	$196,209	$159,958	$6,210	$166,168
Percentage rents	9,815	(1)	9,814	6,320	—	6,320
Tenant reimbursements	96,361	17	96,378	77,145	1,422	78,567
Outparcel sale	760	6,650	7,410	1,050	—	1,050
Other (see components on page 3)	22,952	1	22,953	22,974	6	22,980
Total Revenues	326,035	6,729	332,764	267,447	7,638	275,085
Expenses:
Property operating expenses	(70,935)	(5)	(70,940)	(57,181)	(685)	(57,866)
Real estate taxes	(39,221)	(90)	(39,311)	(32,801)	(886)	(33,687)
Total recoverable expenses	(110,156)	(95)	(110,251)	(89,982)	(1,571)	(91,553)
Provision for doubtful accounts	(6,065)	206	(5,859)	(3,448)	(99)	(3,547)
Other operating expenses (see components on page 4)	(18,462)	(101)	(18,563)	(10,461)	(158)	(10,619)
Costs related to the sale of an outparcel	(199)	(5,232)	(5,431)	(499)	—	(499)
Real estate depreciation and amortization	(94,923)	(503)	(95,426)	(66,504)	(1,263)	(67,767)
Non-real estate depreciation and amortization	(2,075)	—	(2,075)	(2,154)	—	(2,154)
General and administrative	(23,689)	(22)	(23,711)	(20,282)	(102)	(20,384)
Impairment loss	(18,477)	—	(18,477)	(8,995)	—	(8,995)
Total Expenses	(274,046)	(5,747)	(279,793)	(202,325)	(3,193)	(205,518)
Operating Income	51,989	982	52,971	65,122	4,445	69,567
Interest income	71	2	73	1,441	3	1,444
Gain on remeasurement of equity method investment	25,068	—	25,068	—	—	—
Interest expense	(66,772)	—	(66,772)	(64,073)	(2,894)	(66,967)
Loan fee amortization	(3,895)	—	(3,895)	(6,042)	(77)	(6,119)
Equity in loss of unconsolidated real estate entities, net	(10,127)	—	(10,127)	(6,380)	—	(6,380)
Loss from continuing operations	(3,666)	984	(2,682)	(9,932)	1,477	(8,455)
Discontinued Operations:
Gain on disposition of property	—	—	—	27,800	—	27,800
Income from operations	984	(984)	—	1,477	(1,477)	—
Net (loss) income	(2,682)	—	(2,682)	19,345	—	19,345
Allocation to noncontrolling interests	601	—	601	212	—	212
Net (loss) income attributable to Glimcher Realty Trust	(2,081)	—	(2,081)	19,557	—	19,557
Preferred share dividends	(24,969)	—	(24,969)	(24,548)	—	(24,548)
Write-off of issuance costs related to preferred share redemptions	(3,446)	—	(3,446)	—	—	—
Net loss to common shareholders	$(30,496)	$—	$(30,496)	$(4,991)	$—	$(4,991)

Note: Pre ASC-205 column includes both continuing and discontinued operations.

COMPONENTS OF MINIMUM RENTS AND OTHER REVENUE
(in thousands)

	Three Months Ended December 31,
	2012			2011
	As Reported	Discontinued Operations	Pre ASC-205	As Reported	Discontinued Operations	Pre ASC-205
Components of Minimum Rents:
Base rent	$52,904	$—	$52,904	$40,802	$1,254	$42,056
Termination income	(14)	—	(14)	232	15	247
Straight-line rents	666	—	666	531	1	532
Total Minimum Rents	$53,556	$—	$53,556	$41,565	$1,270	$42,835
Components of Other Revenue:
Fee and service income	$1,939	$—	$1,939	$2,318	$—	$2,318
Specialty leasing and sponsorship income	4,424	—	4,424	4,354	1	4,355
Other	1,550	1	1,551	1,257	2	1,259
Total Other Revenue	$7,913	$1	$7,914	$7,929	$3	$7,932

	Twelve Months Ended December 31,
	2012			2011
	As Reported	Discontinued Operations	Pre ASC-205	As Reported	Discontinued Operations	Pre ASC-205
Components of Minimum Rents:
Base rent	$192,616	$187	$192,803	$155,820	$6,191	$162,011
Termination income	706	—	706	1,113	15	1,128
Straight-line rents	2,825	(125)	2,700	3,025	4	3,029
Total Minimum Rents	$196,147	$62	$196,209	$159,958	$6,210	$166,168
Components of Other Revenue:
Fee and service income	$7,886	$—	$7,886	$8,575	$—	$8,575
Specialty leasing and sponsorship income	10,988	—	10,988	10,676	4	10,680
Other	4,078	1	4,079	3,723	2	3,725
Total Other Revenue	$22,952	$1	$22,953	$22,974	$6	$22,980

Note: Pre ASC-205 column includes both continuing and discontinued operations.

COMPONENTS OF OTHER OPERATING EXPENSES
(in thousands)

	Three Months Ended December 31,
	2012			2011
Components of Other Operating Expenses:	As Reported	Discontinued Operations	Pre ASC-205	As Reported	Discontinued Operations	Pre ASC-205
Cost of providing services to unconsolidated real estate entities	$1,044	$—	$1,044	$1,054	$—	$1,054
Discontinued development write-offs	14	—	14	73	—	73
Specialty leasing costs	501	—	501	484	—	484
Ground lease expense	2,185	—	2,185	—	—	—
Other	1,019	15	1,034	990	26	1,016
Total Other Operating Expenses	$4,763	$15	$4,778	$2,601	$26	$2,627

	Twelve Months Ended December 31,
	2012			2011
Components of Other Operating Expenses:	As Reported	Discontinued Operations	Pre ASC-205	As Reported	Discontinued Operations	Pre ASC-205
Cost of providing services to unconsolidated real estate entities	$4,255	$—	$4,255	$4,255	$—	$4,255
Discontinued development write-offs	3,359	—	3,359	100	—	100
Specialty leasing costs	2,010	—	2,010	1,961	—	1,961
Ground lease expense	5,381	—	5,381	—	—	—
Other	3,457	101	3,558	4,145	158	4,303
Total Other Operating Expenses	$18,462	$101	$18,563	$10,461	$158	$10,619

Note: Pre ASC-205 column includes both continuing and discontinued operations.

SUMMARY FINANCIAL STATEMENT INFORMATION
FOR UNCONSOLIDATED ENTITIES
(in thousands)

	For the Three Months Ended December 31, 2012		For the Three Months Ended December 31, 2011
	Total	Company's Pro-Rata Share of Unconsolidated Entities Operations	Total	Company's Pro-Rata Share of Unconsolidated Entities Operations
Statements of Operations
Total revenues	$20,325	$9,024	$35,093	$12,475
Operating expenses	(9,009)	(4,052)	(15,914)	(5,519)
Net operating income	11,316	4,972	19,179	6,956
Depreciation and amortization	(5,207)	(2,264)	(8,845)	(3,032)
Other expenses, net	(97)	(39)	(121)	(49)
Interest expense, net	(4,076)	(1,772)	(6,065)	(2,143)
Impairment loss (1)	(12,216)	(6,352)	(2,097)	(1,090)
Net (loss) income	(10,280)	(5,455)	2,051	642
Preferred dividend	(8)	(4)	(8)	(4)
Net (loss) income to partnership	$(10,288)	$(5,459)	$2,043	$638
GPLP's share of (loss) income from investment in unconsolidated entities	$(5,459)		$638

	For the Twelve Months Ended December 31, 2012		For the Twelve Months Ended December 31, 2011
	Total	Company's Pro-Rata Share of Unconsolidated Entities Operations	Total	Company's Pro-Rata Share of Unconsolidated Entities Operations
Statements of Operations
Total revenues	$93,732	$37,641	$129,235	$45,679
Operating expenses	(45,001)	(17,960)	(61,970)	(21,535)
Net operating income	48,731	19,681	67,265	24,144
Depreciation and amortization	(26,025)	(10,170)	(36,944)	(12,764)
Other expenses, net	(439)	(181)	(379)	(150)
Interest expense, net	(18,392)	(7,244)	(24,327)	(8,627)
Impairment loss (2)	(23,575)	(12,197)	(17,246)	(8,967)
Net loss	(19,700)	(10,111)	(11,631)	(6,364)
Preferred dividend	(31)	(16)	(31)	(16)
Net loss to partnership	$(19,731)	$(10,127)	$(11,662)	$(6,380)
GPLP's share of loss from investment in unconsolidated entities	$(10,127)		$(6,380)

(1) Impairment loss for the three months ended December 31, 2012 and 2011 relates to Tulsa Promenade.
(2) Impairment loss for the twelve months ended December 31, 2012 relates to Tulsa Promenade and Town Square at Surprise. Beginning July 20, 2012, Town Square at Surprise was reported as a consolidated entity. The impairment loss for the twelve months ended December 31, 2011 relates to Tulsa Promenade only.

CALCULATION OF FUNDS FROM OPERATIONS
AND FFO PAYOUT RATIO
(in thousands, except per share data)

	2012					2011
	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
Funds from Operations ("FFO"):
Net (loss) income to common shareholders	$(11,356)	$15,503	$(10,363)	$(24,280)	$(30,496)	$(5,977)	$(22,376)	$(4,656)	$28,018	$(4,991)
Real estate depreciation and amortization	19,054	21,855	28,393	26,124	95,426	16,145	16,744	17,912	16,966	67,767
Pro-rata share of consolidated joint venture depreciation	—	—	(19)	(18)	(37)	—	—	—	—	—
Equity in loss (income) of unconsolidated entities	3,474	1,111	83	5,459	10,127	(265)	7,901	(618)	(638)	6,380
Pro-rata share of unconsolidated entities funds from operations	3,564	2,937	2,541	3,147	12,189	3,484	3,415	3,614	4,745	15,258
Noncontrolling interest in operating partnership	(263)	274	(171)	(394)	(554)	(182)	(618)	(122)	710	(212)
Gain on the remeasurement of equity method investment	—	(25,068)	—	—	(25,068)	—	—	—	—	—
Impairment loss on depreciable real estate assets	—	—	—	18,477	18,477	—	—	—	—
Gain on disposition of property	—	—	—	—	—	—	—	—	(27,800)	(27,800)
FFO	$14,473	$16,612	$20,464	28,515	$80,064	$13,205	$5,066	$16,130	$22,001	$56,402
Adjusted Funds from Operations:
FFO	$14,473	$16,612	$20,464	28,515	$80,064	$13,205	$5,066	$16,130	$22,001	$56,402
Add back: impairment adjustments on non-depreciable real estate assets	—	—	—	—	—	—	8,995	—	—	8,995
Add back: write-down of Tulsa Promenade note receivable	3,322	—	—	—	3,322	—	—	—	530	530
Add back: debt extinguishment charges	—	—	—	—	—	1,548	739	—	498	2,785
Add back: write-off of issuance costs related to preferred share redemptions	—	—	3,446	—	3,446	—	—	—	—	—
Add back: write-off of pre-development costs associated with a project located in Panama City Beach, Florida	—	3,193	—	—	3,193	—	—	—	—	—
Adjusted Funds from Operations	$17,795	$19,805	$23,910	28,515	$90,025	$14,753	$14,800	$16,130	$23,029	$68,712
Weighted average common shares outstanding - diluted (1)	120,693	142,833	143,562	145,392	138,151	101,562	105,753	110,668	111,771	107,493
FFO per diluted share	$0.12	$0.12	$0.14	$0.20	$0.58	$0.13	$0.05	$0.15	$0.20	$0.52
Total adjustments	0.03	0.02	0.02	—	0.07	0.02	0.09	—	0.01	0.11
Adjusted FFO per diluted share	$0.15	$0.14	$0.17	$0.20	$0.65	$0.15	$0.14	$0.15	$0.21	$0.64

	2012					2011
	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
FFO Payout Ratio:
Dividend paid per common share/unit	$0.1000	$0.1000	$0.1000	$0.1000	$0.4000	$0.1000	$0.1000	$0.1000	$0.1000	$0.4000
FFO payout ratio after adjustments	67.8%	72.1%	60.0%	51.0%	61.4%	68.8%	71.5%	68.6%	48.5%	62.6%

	2012					2011
	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
Supplemental disclosure of amounts included in FFO for consolidated properties:
Deferred leasing costs	$1,315	$1,591	$1,318	$1,418	$5,642	$1,088	$1,247	$1,091	$1,174	$4,600
Straight-line adjustment as an increase to minimum rents (continuing and discontinued operations)	$605	$796	$633	$666	$2,700	$734	$800	$963	$532	$3,029
Straight-line and fair market value adjustment for ground lease expense recorded as an increase to other operating expense	$—	$562	$969	$829	$2,360	$—	$—	$—	$—	$—
Fair value of debt amortized as an (increase) decrease to interest expense	$(65)	$127	$431	$348	$841	$(65)	$(66)	$(65)	$(66)	$(262)
Intangible and inducement amortization as a net increase (decrease) to base rents (continuing and discontinued operations)	$6	$709	$1,835	$584	$3,134	$(53)	$(95)	$(387)	$(30)	$(565)
Discontinued development write-off's	$126	$3,219	$—	$14	$3,359	$—	$—	$27	$73	$100

(1)	Shares include all potential common share equivalents that may be excluded in the calculation of earnings per share.

UNCONSOLIDATED ENTITIES CALCULATION OF FUNDS FROM OPERATIONS
AND DISCLOSURE OF PRO-RATA SHARE OF NON-CASH AMOUNTS IN FFO
(in thousands)

	2012					2011
	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
Unconsolidated Entities Funds from Operations:
Net (loss) income to partnership	$(7,272)	$(2,180)	$9	$(10,288)	$(19,731)	$223	$(15,328)	$1,400	$2,043	$(11,662)
Real estate depreciation and amortization	9,225	6,295	5,206	5,184	25,910	9,388	9,736	8,808	8,810	36,742
Impairment loss	7,562	3,100	697	12,216	23,575	—	15,149	—	2,097	17,246
FFO	$9,515	$7,215	$5,912	$7,112	$29,754	$9,611	$9,557	$10,208	$12,950	$42,326
Pro-rata share of unconsolidated entities funds from operations	$3,564	$2,937	$2,541	$3,147	$12,189	$3,484	$3,415	$3,614	$4,745	$15,258

	2012					2011
	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
Non-cash amounts included in FFO (pro-rata share of unconsolidated entities):
Straight-line adjustment as an increase (decrease) to base rent	$6	$(120)	$17	$1	$(96)	$104	$(68)	$100	$42	$178
Intangible amortization as an increase to minimum rents	$340	$244	$154	$142	$880	$340	$334	$327	$340	$1,341
Straight-line adjustment - ground lease expense	$(127)	$(51)	$—	$—	$(178)	$(124)	$(125)	$(124)	$(125)	$(498)
Impairment loss	$(3,932)	$(1,550)	$(363)	$(6,352)	$(12,197)	$—	$(7,877)	$—	$(1,090)	$(8,967)
Loan fee amortization	$(76)	$(44)	$(150)	$(172)	$(442)	$(77)	$(78)	$(78)	$(73)	$(306)

EBITDA, OPERATING RATIOS AND EARNINGS PER SHARE
(dollars and shares in thousands)

	2012					2011
	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
Calculation of EBITDA:
Net (loss) income attributable to Glimcher Realty Trust	$(5,219)	$21,640	$(312)	$(18,190)	$(2,081)	$160	$(16,239)	$1,481	$34,155	$19,557
Interest expense (continuing and discontinued operations)	15,703	16,479	17,102	17,488	66,772	16,737	17,528	16,588	16,114	66,967
Loan fee amortization (continuing and discontinued operations)	985	898	1,057	955	3,895	2,159	1,363	1,162	1,435	6,119
Taxes (continuing and discontinued operations)	237	232	243	281	993	266	261	219	48	794
Depreciation and amortization (continuing and discontinued operations)	19,576	22,362	28,903	26,660	97,501	16,667	17,288	18,455	17,511	69,921
EBITDA	31,282	61,611	46,993	27,194	167,080	35,989	20,201	37,905	69,263	163,358
Allocation to noncontrolling interest	(263)	274	(171)	(394)	(554)	(182)	(618)	(122)	710	(212)
Adjustment for consolidated joint venture	—	—	(54)	(62)	(116)	—	—	—	—	—
EBITDA adjustments related to pro-rata share of unconsolidated entities, net	9,073	5,802	4,486	10,431	29,792	5,490	13,535	5,181	6,318	30,524
Impairment loss	—	—	—	18,477	18,477	—	8,995	—	—	8,995
Add back: write down of Tulsa Promenade note receivable	3,322	—	—	—	3,322	—	—	—	—	—
Add back: write-off of pre-development costs associated with a project located in Panama City Beach, Florida	—	3,193	—	—	3,193	—	—	—	—	—
Gain on remeasurement of equity method investment	—	(25,068)	—	—	(25,068)	—	—	—	—	—
Gain on disposition of property	—	—	—	—	—	—	—	—	(27,800)	(27,800)
Adjusted EBITDA	$43,414	$45,812	$51,254	$55,646	$196,126	$41,297	$42,113	$42,964	$48,491	$174,865
Operating Ratios:
General and administrative / total revenues	7.9%	7.8%	6.9%	6.7%	7.3%	7.7%	7.9%	8.1%	6.7%	7.6%
Tenant reimbursements / (real estate taxes + property operating expenses)	87.7%	86.7%	86.8%	88.6%	87.5%	86.8%	85.4%	83.7%	87.0%	85.7%
Earnings per Share:
Weighted average common shares outstanding - basic	117,517	139,832	140,641	142,478	135,152	98,234	102,406	107,444	108,576	104,220
Weighted average common shares outstanding - diluted	120,271	142,833	142,964	144,799	137,624	101,220	105,351	110,252	111,771	107,101
(Loss) earnings per share - basic	$(0.10)	$0.11	$(0.07)	$(0.17)	$(0.23)	$(0.06)	$(0.22)	$(0.04)	$0.26	$(0.05)
(Loss) earnings per share - diluted	$(0.10)	$0.11	$(0.07)	$(0.17)	$(0.23)	$(0.06)	$(0.22)	$(0.04)	$0.26	$(0.05)

NET OPERATING INCOME GROWTH FOR COMPARABLE PROPERTIES
(INCLUDING PRO-RATA SHARE OF UNCONSOLIDATED PROPERTIES)
(in thousands)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2012	2011	Variance	2012	2011	Variance

Operating Income	$5,056	$22,478	$(17,422)	$51,989	$65,122	$(13,133)

Depreciation and Amortization (1)	26,660	17,511	9,149	97,501	69,921	27,580
General and administrative (1)	6,162	4,856	1,306	23,711	20,384	3,327
Proportionate share of unconsolidated joint venture Comparable NOI	5,946	6,115	(169)	21,775	22,401	(626)
Non-comparable Properties (2)	(11,232)	(4,905)	(6,327)	(31,297)	(8,081)	(23,216)
Termination and outparcel net income	14	(247)	261	(2,685)	(1,679)	(1,006)
Straight line rents (1)	(666)	(532)	(134)	(2,700)	(3,029)	329
Non-recurring, non-cash items (3)	18,477	—	18,477	21,799	8,995	12,804
Other (4)	(1,415)	2,874	(4,289)	(3,929)	791	(4,720)

Comparable NOI	$49,002	$48,150	$852	$176,164	$174,825	$1,339

Comparable NOI percentage change			1.8%			0.8%

(1) Amounts include both continued and discontinued operations.
(2) Amounts include Community Centers, Scottsdale Quarter, Town Center Plaza, Town Center Crossing, Malibu Lumber Yard,
and 80% of Pearlridge Center.
(3) Amounts include impairments and write-down of Tulsa note receivable.
(4) Other adjustments include fee income, discontinued development costs, non-property income and expenses, intangible amortization of above/below market leases and other non-recurring income or expenses.

CONSOLIDATED BALANCE SHEETS
(dollars in thousands)

	2012				2011
	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Assets:
Land	$308,476	$340,438	$352,105	$338,543	$312,496
Buildings, improvements and equipment	1,890,367	2,334,277	2,348,776	2,361,077	1,876,048
Developments in progress	51,534	58,932	69,715	75,748	46,530
	2,250,377	2,733,647	2,770,596	2,775,368	2,235,074
Less accumulated depreciation	645,372	664,142	687,531	710,042	634,279
Property and equipment, net	1,605,005	2,069,505	2,083,065	2,065,326	1,600,795

Deferred leasing costs, net	23,812	29,002	30,172	30,944	24,505
Real estate assets held-for-sale	9,379	9,384	4,056	4,056	4,056
Investment in and advances to unconsolidated real estate entities	120,007	101,482	96,699	86,702	124,793
Investment in real estate, net	1,758,203	2,209,373	2,213,992	2,187,028	1,754,149

Cash and cash equivalents	134,793	15,271	7,567	17,489	8,876
Non-real estate assets associated with property held-for-sale	131	137	—	—	—
Restricted cash	15,406	12,865	20,358	22,043	18,820
Tenant accounts receivable, net	22,611	27,453	29,979	31,793	26,873
Deferred expenses, net	14,527	15,303	15,294	17,642	15,780
Prepaid and other assets	39,145	37,396	58,232	53,412	40,928
Total Assets	$1,984,816	$2,317,798	$2,345,422	$2,329,407	$1,865,426
Liabilities and Equity:
Mortgage notes payable	$1,177,949	$1,335,653	$1,368,639	$1,399,774	$1,175,053
Notes payable	—	133,000	108,000	85,000	78,000
Other liabilities associated with property held-for-sale	143	166	99	132	127
Accounts payable and accrued expenses	46,154	87,465	110,198	112,630	50,304
Distributions payable	20,354	20,381	19,669	20,314	18,013
Total Liabilities	1,244,600	1,576,665	1,606,605	1,617,850	1,321,497
Equity:
Series F cumulative preferred shares	60,000	60,000	—	—	60,000
Series G cumulative preferred shares	222,074	222,074	192,412	192,412	222,074
Series H cumulative preferred shares	—	—	96,564	96,466	—
Common shares of beneficial interest	1,395	1,401	1,421	1,431	1,160
Additional paid-in capital	1,234,953	1,236,175	1,252,203	1,264,104	1,016,188
Distributions in excess of accumulated earnings	(791,871)	(790,380)	(814,944)	(853,530)	(766,571)
Accumulated other comprehensive loss	(515)	(1,045)	(1,369)	(1,284)	(483)
Total Glimcher Realty Trust Shareholders' Equity	726,036	728,225	726,287	699,599	532,368
Noncontrolling interest	14,180	12,908	12,530	11,958	11,561
Total equity	740,216	741,133	738,817	711,557	543,929
Total Liabilities and Equity	$1,984,816	$2,317,798	$2,345,422	$2,329,407	$1,865,426

MARKET CAPITALIZATION and DEBT COVENANT REQUIREMENTS
(dollars and shares in thousands, except per share price)

	2012				2011
	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31
Share price (end of period)	$10.22	$10.22	$10.57	$11.09	$9.25	$9.50	$7.08	$9.20
Market Capitalization Ratio:
Common shares outstanding	139,439	140,124	142,011	143,090	99,895	107,158	107,489	115,975
Operating partnership units outstanding	2,728	2,323	2,323	2,308	2,986	2,889	2,789	2,789
Total common shares and units outstanding at end of period	142,167	142,447	144,334	145,398	102,881	110,047	110,278	118,764
Valuation - Common shares and operating partnership units outstanding	$1,452,947	$1,455,808	$1,525,610	$1,612,464	$951,649	$1,045,447	$780,768	$1,092,629
Preferred shares	282,074	282,074	288,976	288,878	282,074	282,074	282,074	282,074
Total consolidated debt (end of period)	1,177,949	1,468,653	1,476,639	1,484,774	1,296,696	1,251,262	1,257,393	1,253,053
Total market capitalization	$2,912,970	$3,206,535	$3,291,225	$3,386,116	$2,530,419	$2,578,783	$2,320,235	$2,627,756
Debt / Market capitalization	40.4%	45.8%	44.9%	43.8%	51.2%	48.5%	54.2%	47.7%
Debt / Market capitalization including pro-rata share of unconsolidated entities	43.5%	47.9%	47.1%	46.1%	54.1%	51.5%	57.1%	50.6%

		2012
Credit Facility Debt Covenant Requirements:	Facility Requirements	Dec. 31
Maximum Corporate Debt to Total Asset Value	60.0%	53.2%
Minimum Interest Coverage Ratio	1.75 x	2.61 x
Minimum Fixed Charge Coverage Ratio	1.40 x	1.67 x
Maximum Recourse Debt	12.5%	5.8%

CONSOLIDATED DEBT SCHEDULE
(dollars in thousands)

Mortgage Notes Payable:
	Dec. 31,	Dec. 31,	Interest Rates
Fixed Rate:	2012	2011	2012	2011	Interest Terms	Payment Terms	Balloon Pmt. at Maturity	Initial/Final Maturity
Polaris Fashion Place	$125,414	$128,570	5.24%	5.24%		(a)	$124,572	April 11, 2013
The Outlet Collection | Jersey Gardens	140,409	143,846	4.83%	4.83%		(a)	$135,194	June 8, 2014
The Mall at Fairfield Commons	97,285	99,551	5.45%	5.45%		(a)	$92,762	November 1, 2014
The Outlet Collection | Seattle	53,018	54,309	7.54%	7.54%	(i)	(a)	$49,969	(e)
Merritt Square Mall	55,205	55,999	5.35%	5.35%		(a)	$52,914	September 1, 2015
Scottsdale Quarter Fee Interest	67,778	68,829	4.91%	4.91%		(a)	$64,577	October 1, 2015
Pearlridge Center	175,000	—	4.60%	—		(l)	$169,327	November 1, 2015
River Valley Mall	47,378	48,097	5.65%	5.65%		(a)	$44,931	January 11, 2016
Weberstown Mall	60,000	60,000	5.90%	5.90%		(b)	$60,000	June 8, 2016
Eastland Mall	40,791	41,388	5.87%	5.87%		(a)	$38,057	December 11, 2016
The Mall at Johnson City	53,573	54,153	6.76%	6.76%		(a)	$47,768	May 6, 2020
Grand Central Mall	43,730	44,277	6.05%	6.05%		(a)	$38,307	July 6, 2020
Ashland Town Center	41,223	41,833	4.90%	4.90%		(a)	$34,569	July 6, 2021
Dayton Mall	82,000	—	4.57%	—		(d)	$75,241	September 1, 2022
Town Center Plaza	76,057	—	5.00%	—		(a)	$52,465	(j)
Town Center Crossing	37,948	—	4.25%	—		(a)	$25,820	(j)
Tax Exempt Bonds	19,000	19,000	6.00%	6.00%		(c)	$19,000	November 1, 2028
	1,215,809	859,852
Variable Rate:
Colonial Park Mall (f)	33,455	40,000	3.71%	3.41%	(g)	(a)	$33,283	April 23, 2013
Town Square at Surprise (o)	3,592	—	5.50%	—	(p)	(a)	$3,566	(q)
Scottsdale Quarter Phase III Fee Interest (r)	12,930	15,000	3.11%	3.20%	(k)	(b)	$12,930	December 1, 2013
Scottsdale Quarter	130,000	140,633	3.28%	2.86%	(h)	(b)	$130,000	(m)
	179,977	195,633
Other:
Fair Value Adjustment - Merritt Square Mall	(699)	(961)
Fair Value Adjustment - Pearlridge Center	4,687	—
Extinguished Debt	—	120,529		(n)
Total Mortgage Notes Payable	$1,399,774	$1,175,053

(a)	The loan requires monthly payments of principal and interest.

(b)	The loan requires monthly payments of interest only.

(c)	The bonds require semi-annual payments of interest.

(d)	The loan requires monthly payments of interest only until October 2017. Thereafter, monthly payments of principal and interest are required.

(e)	The loan matures in September 2029, with an optional prepayment (without penalty) date on February 11, 2015.

(f)	In April 2012, the Company reduced the loan by $6,200 to a balance of $33,800.

(g)	Interest rate of LIBOR plus 3.50%.

(h)
$105,000 was fixed through a swap agreement at a rate of 3.14% at December 31, 2012 and the remaining $25,000 incurs interest at an average rate of LIBOR plus 3.65%. $125,000 was fixed through a swap agreement at a rate of 2.86% at December 31, 2011.

(i)	Interest rate escalates after optional prepayment date.

(j)	The loans for Town Center Plaza and Town Center Crossing are cross-collateralized and have a call date of February 1, 2027.

(k)	Interest rate of LIBOR plus 2.90%.

(l)	The loan requires monthly payments of interest only until November 2013. Thereafter, monthly payments of principal and interest are required.

(m)	The loan matures May 22, 2015, however, a portion of the loan ($107,000) may be extended for one year subject to certain loan extension fees and conditions.

(n)	Interest rates ranging from 3.30% to 8.27% at December 31, 2011.

(o)	Beginning in July 2012, the Surprise joint venture is being included in the Company's consolidated results. It was previously classified as an unconsolidated entity.

(p)	Interest rate is the greater of 5.50% or LIBOR plus 4.00%.

(q)	The loan matures June 30, 2013, however, the loan may be extended for eighteen months subject to certain loan extension fees and conditions.

(r)	In November 2012, the Company reduced the loan by $2,070 to a balance of $12,930.

TOTAL DEBT MATURITIES SCHEDULE (Consolidated and Pro-Rata Share of Unconsolidated Debt)
(dollars in thousands)

					Principal Payments - Assumes Exercise of Extension Options (e)
Description	Initial Maturity	Extension Option	Interest Rate	Balance 12/31/2012	2013	2014	2015	2016	2017	2018+
Consolidated Properties
Polaris Fashion Place	04/2013		5.24%	$125,414	$125,414
Colonial Park Mall	04/2013		3.71%	33,455	33,455
Town Square at Surprise (f)	06/2013	12/2014	5.50%	3,592	62	$3,530
Scottsdale Quarter Phase III Fee Interest (c)	12/2013		3.11%	12,930	12,930	—
The Outlet Collection | Jersey Gardens	06/2014		4.83%	140,409	3,629	136,780
The Mall at Fairfield Commons	11/2014		5.45%	97,285	2,409	94,876
The Outlet Collection | Seattle	02/2015		7.54%	53,018	1,406	1,517	$50,095
Scottsdale Quarter (a)	05/2015	(b)	3.28%	130,000	—	—	130,000
Merritt Square Mall	09/2015		5.35%	55,205	842	889	53,474
Scottsdale Quarter Fee Interest	10/2015		4.91%	67,778	1,115	1,171	65,492
Pearlridge Center	11/2015		4.60%	175,000	431	2,681	171,888
River Valley Mall	01/2016		5.65%	47,378	770	815	863	$44,930
Weberstown Mall	06/2016		5.90%	60,000	—	—	—	60,000
Eastland Mall	12/2016		5.87%	40,791	641	680	722	38,748
The Mall at Johnson City	05/2020		6.76%	53,573	633	677	726	766	$830	$49,941
Grand Central Mall	07/2020		6.05%	43,730	589	626	665	700	751	40,399
Ashland Town Center	07/2021		4.90%	41,223	646	679	714	744	788	37,652
Dayton Mall	09/2022		4.57%	82,000	—	—	—	—	311	81,689
Town Center Plaza	02/2027		5.00%	76,057	1,185	1,245	1,309	1,375	1,446	69,497
Town Center Crossing	02/2027		4.25%	37,948	643	671	700	730	760	34,444
Tax Exempt Bonds	11/2028		6.00%	19,000	—	—	—	—	—	19,000
Fair Value Adjustment Amortization - Merritt Square Mall				(699)	(262)	(262)	(175)
Fair Value Adjustment Amortization - Pearlridge Center				4,687	1,654	1,654	1,379
Subtotal (d)				1,399,774	188,192	248,229	477,852	147,993	4,886	332,622
Credit Facility	10/2014	10/2015	2.46%	85,000	—	—	85,000
Total Consolidated Maturities				$1,484,774	$188,192	$248,229	$562,852	$147,993	$4,886	$332,622
Pro-Rata Share of Unconsolidated Maturities (detail page 14)				$141,034	$60,834	$—	$—	$—	$80,200	$—
Total				$1,625,808	$249,026	$248,229	$562,852	$147,993	$85,086	$332,622

(a)	$105,000 of the loan has been fixed through an interest rate swap agreement and the remaining $25,000 incurs interest at a rate of LIBOR plus 3.65%.

(b)	A portion of the loan ($107,000) may be extended for one year subject to certain loan extension fees and conditions.

(c)	Loan incurs interest at a rate of LIBOR plus 2.90%.

(d)	Weighted average interest rate for the fixed rate mortgage debt was 5.2% as of December 31, 2012 with an initial weighted average maturity of 3.8 years when considering available extension options.

(e)
Loan may be extended to date indicated subject to certain loan extension fees and conditions. Extension availability is subject to the inherent risk of the Company's ability to satisfy such conditions.

(f)
Beginning in July 2012, the Surprise joint venture is being included in the Company's consolidated results. It was previously classified as an unconsolidated entity. Interest rate is the greater of 5.50% or LIBOR plus 4.00%.

UNCONSOLIDATED DEBT MATURITY SCHEDULE
(dollars in thousands)

					Principal Payments
Description	Interest Rate 12/31/2012	Loan Terms	Final Maturity	Balance 12/31/12	2013	2014	2015	2016+
Fixed Rate Mortgages
Lloyd Center	5.42%	(a)	June 11, 2013	$118,186	$118,186
Puente Hills Mall	4.50%	(b)	July 1, 2017	60,000	—	$—	$—	$60,000
Total Fixed Rate Mortgages				178,186	118,186	—	—	60,000
Variable Rate Mortgages
Tulsa Promenade (d)	5.25%	(c)	(g)	26,076	26,076
WestShore Plaza	3.65%	(e)	(f)	122,500	—	—	—	122,500
Total Variable Rate Mortgages				148,576	26,076	—	—	122,500
Sub-Total				$326,762	$144,262	$—	$—	$182,500
Pro-Rata Share of Debt Shown Above				$141,034	$60,834	$—	$—	$80,200

(a)	The loan requires monthly payments of principal and interest.

(b)	The loan requires monthly payments of interest only.

(c)
Interest rate is the greater of 5.25% or LIBOR plus 4.25%. The loan requires monthly payments of principal and interest, however, net cashflows from the property will also be used to reduce the principal balance on a quarterly basis.

(d)	Mortgage note payable associated with a Property held-for-sale.

(e)	Interest rate is the greater of 3.65% or LIBOR plus 3.15%. The rate has been capped at 7.15%. The loan requires monthly payments of interest only.

(f)	The loan has a maturity date of October 1, 2015 with two successive one-year extension options available, subject to certain conditions.

(g)	The loan matured on December 31, 2012, however, the borrower is in discussions with the lender regarding a loan modification to extend the maturity date.

OCCUPANCY STATISTICS

Portfolio Occupancy Statistics
Portfolio occupancy statistics by property type are summarized below:

	Occupancy (1)
	12/31/2012	9/30/2012	6/30/2012 (3)	3/31/2012	12/31/2011
Core Malls (2)
Mall Anchors	96.6%	96.8%	96.7%	96.7%	96.5%
Mall Non-Anchors	93.2%	91.4%	88.8%	89.5%	92.2%
Total Occupancy	95.3%	94.7%	93.6%	93.8%	94.8%

Mall Portfolio - excluding Joint Ventures
Mall Anchors	95.6%	95.9%	95.7%	95.5%	95.3%
Mall Non-Anchors	93.9%	91.7%	88.9%	88.7%	91.5%
Total Occupancy	94.9%	94.2%	92.9%	92.9%	93.9%

Occupancy Cost (4)	10.8%	11.0%	10.9%	11.0%	11.2%

(1)	Occupied space is defined as any space where a tenant is occupying the space or paying rent at the date indicated, excluding all tenants with leases having an initial term of less than one year.

(2)	Includes the Company's joint venture malls.

(3)	The Company acquired all of the interest in Pearlridge Center during the second quarter of 2012. This property is no longer a joint venture mall effective May 9, 2012.

(4)	Percent of tenant's total occupancy cost (rent and reimbursement of CAM, tax and insurance) to tenant sales for stores of 10,000 sf or less.

LEASING RESULTS AND RE-LEASING SPREADS

Permanent Leasing Activity (includes joint venture properties)
The following table summarizes the new and renewal lease activity by type for the twelve months ended December 31, 2012:

	GLA Analysis			Average Annualized Base Rents
Property Type	New Leases	Renewal Leases	Total	New Leases	Renewal Leases	Total
Mall Anchors	134,691	141,478	276,169	$24.55	$11.85	$14.91
Mall Non-Anchors	347,441	786,905	1,134,346	$32.74	$31.97	$32.21

The following table summarizes the new and renewal lease activity and the comparative prior rents for the three and twelve months ended December 31, 2012, for only those leases where the space was occupied in the previous 24 months:

	GLA Analysis			Average Annualized Base Rents
Property Type	New Leases	Renewal Leases	Total	New Leases	Prior Tenants	Renewal Leases	Prior Rent	Total New/Renewal	Total Prior Tenants/Rent	Percent Change in Base Rent
Three months ended December 31, 2012
Mall Anchors	20,751	27,925	48,676	$5.78	$2.70	$12.00	$12.00	$9.35	$8.03	16%
Mall Non-Anchors	9,410	147,197	156,607	$46.06	$42.22	$33.43	$29.70	$34.19	$30.45	12%
Twelve months ended December 31, 2012
Mall Anchors	20,751	86,084	106,835	$5.78	$2.70	$11.85	$11.85	$10.67	$10.07	6%
Mall Non-Anchors	196,115	589,162	785,277	$37.53	$33.69	$34.40	$31.61	$35.18	$32.13	10%

MALL PORTFOLIO STATISTICS BY ASSET CATEGORY
as of December 31, 2012

TIER 1	Property	Location	MSA Ranking	Total GLA (3)	Avg. Mall Store Sales PSF (1) Dec. 2012	Avg. Mall Store Sales PSF (1) Dec. 2011	Total Mall Occupancy 12/31/12	Total Mall Occupancy 12/31/11	% of Mall Portfolio NOI (2)
(Malls with highly productive tenant sales)	Ashland Town Center	Ashland, KY	>100	415,218	$396	$411	100.0%	98.8%
	Dayton Mall	Dayton, OH	62	1,436,347	$313	$316	95.0%	94.9%
	Eastland Mall	Columbus, OH	32	999,189	$359	$335	74.7%	75.0%
	Grand Central Mall	Parkersburg, WV	>100	847,507	$333	$339	98.3%	95.5%
	Lloyd Center (JV)	Portland, OR	23	1,478,057	$346	$330	97.4%	97.5%
	Malibu Lumber Yard	Malibu, CA	2	31,441	$1,188	$—	89.0%	—
	Mall at Fairfield Commons	Dayton, OH	61	1,136,963	$356	$341	97.8%	98.7%
	Mall at Johnson City	Johnson City, TN	>100	570,067	$426	$416	99.1%	99.2%
	Merritt Square Mall	Merritt Island, FL	96	797,165	$353	$309	96.4%	92.7%
	Morgantown Mall	Morgantown, WV	>100	555,590	$371	$328	99.6%	95.6%
	Northtown Mall	Minneapolis, MN	16	590,067	$382	$355	94.6%	92.7%
	Outlet Collection | Jersey Gardens	Elizabeth, NJ	1	1,295,656	$688	$685	100.0%	99.5%
	Pearlridge Center	Honolulu, HI	53	1,147,810	$511	$492	97.8%	99.7%
	Polaris Fashion Place	Columbus, OH	32	1,438,142	$529	$508	100.0%	99.7%
	River Valley Mall	Columbus, OH	32	584,537	$311	$323	83.7%	83.4%
	Scottsdale Quarter	Scottsdale, AZ	14	541,266	$1,019	$1,366	88.5%	80.1%
	Town Center Plaza (4)	Leawood, KS	29	607,810	$588	$428	93.3%	94.0%
	Weberstown Mall	Stockton, CA	76	855,829	$419	$393	99.4%	100.0%
	WestShore Plaza (JV)	Tampa, FL	18	1,073,679	$405	$419	98.2%	98.4%
				16,402,340	$472	$446	95.6%	95.0%	89%

TIER 2	Property	Location	MSA Ranking	Total GLA (3)	Avg. Mall Store Sales PSF (1) Dec. 2012	Avg. Mall Store Sales PSF (1) Dec. 2011	Total Mall Occupancy 12/31/12	Total Mall Occupancy 12/31/11	% of Mall Portfolio NOI (2)
(Malls with moderately productive tenant sales)	Colonial Park Mall	Harrisburg, PA	94	739,202	$280	$265	99.3%	97.6%
	Indian Mound Mall	Columbus, OH	32	555,862	$208	$230	81.8%	84.0%
	New Towne Mall	New Philadelphia, OH	>100	512,762	$267	$247	97.6%	96.8%
	Outlet Collection | Seattle	Seattle, WA	15	880,828	$254	$210	92.8%	92.4%
	Puente Hills Mall (JV)	City of Industry, CA	2	1,107,890	$274	$242	94.7%	95.1%
	Tulsa Promenade (JV)	Tulsa, OK	54	926,059	$295	$277	96.2%	96.6%
				4,722,603	$265	$243	94.2%	94.1%	11%
TOTAL MALL ASSETS				21,124,943	$435	$404	95.3%	94.8%
TOTAL MALL ASSETS EXCLUDING JOINT VENTURE (JV) MALLS				16,539,258	$453	$415	94.9%	93.9%

(1)	Sales for in-line stores with less than 10,000 square feet.

(2)	Based on net operating income for the twelve months ended December 31, 2012 (pro-rata share for JV Malls).

(3)	Included in the total GLA is 5,146,115 sf which is owned by the tenants.

(4)	Included in the square footage amount is the square footage for both Town Center Plaza and Town Center Crossing.

SUMMARY OF SIGNIFICANT TENANTS
As of December 31, 2012

Tenants Representing > 1.0% of Total Portfolio Annualized Minimum Rent

Tenant Name	Tenant DBA's in Portfolio	Number of Stores	GLA of Stores	Annualized Minimum Rent	% of Total Annualized Minimum Rent
Limited Brands, Inc.	Bath & Body Works/White Barn Candle, Victoria's Secret, Victoria's Secret Sport	52	241,055	$6,466,841	2.6%
Gap, Inc.	Banana Republic, Gap, Gap Kids, Old Navy	26	316,827	4,783,270	1.9%
Bain Capital, LLC	Burlington Coat Factory, Cohoes Fashion, Crazy 8, Guitar Center, Gymboree, Janie & Jack	23	438,935	4,653,294	1.8%
Foot Locker, Inc.	Champs Sports, Foot Action USA, Footlocker, Kids Footlocker, Lady Footlocker	42	177,507	4,593,928	1.8%
Signet Jewelers, Ltd.	J.B. Robinson, Jared's, Kay Jewelers, Leroy's Jewelers, Ostermans' Jewelry	33	59,356	4,382,408	1.7%
AMC Entertainment, Inc.		2	148,344	4,269,000	1.7%
Forever 21, Inc.		9	190,634	3,914,725	1.6%
Sears Holding Corp.	K-Mart, Sears	21	2,549,474	3,683,642	1.5%
The Bon-Ton Stores, Inc.	Bon-Ton, Elder Beerman, Herbergers	11	1,126,171	3,502,419	1.4%
JCPenney Company, Inc.		18	1,882,705	3,392,640	1.3%
American Eagle Outfitters, Inc.	aerie, American Eagle	18	109,351	3,050,795	1.2%
Genesco, Inc.	Hat World, Johnston & Murphy, Journeys, Lids, Shi, Underground Station	49	76,342	3,047,874	1.2%
Luxottica Group	Apex, DOC Eyeworld, Lenscrafters, Pearle Vision, Sunglass Hut, Watch Station	36	85,035	2,824,219	1.1%
Dick's Sporting Goods		5	279,000	2,601,500	1.0%
Finish Line, Inc.	Finish Line, Man Alive	20	109,998	2,543,389	1.0%
Total tenants representing > 1.0%		365	7,790,734	$57,709,944	22.8%

 Note:  Information includes wholly-owned and joint venture properties.

TOP 10 REGIONAL MALL TENANTS
As of December 31, 2012

 Mall Stores (ranked by percent of total minimum mall rents)

Tenant Name	Number of Stores	GLA of Stores	Annualized Minimum Rents	% of Total Annualized Minimum Mall Rents
Limited Brands, Inc.	52	241,055	$6,466,841	2.6%
Foot Locker, Inc.	42	177,507	$4,593,928	1.8%
Signet Jewelers, Ltd.	33	59,356	$4,382,408	1.7%
Gap, Inc.	23	254,518	$3,557,864	1.4%
American Eagle Outfitters, Inc.	18	109,351	$3,050,795	1.2%
Genesco, Inc.	49	76,342	$3,047,874	1.2%
Luxottica Group	36	85,035	$2,824,219	1.1%
Finish Line, Inc.	20	109,998	$2,543,389	1.0%
Ascena Retail Group, Inc.	35	178,264	$2,480,814	1.0%
Aeropostale	24	85,843	$2,304,655	0.9%

Mall Anchors (ranked by total GLA)

Tenant Name	Number of Stores	GLA of Stores	Annualized Minimum Rents	% of Total Mall GLA
Sears Holding Corp.	17	2,362,332	$2,538,973	11.2%
Macy's, Inc.	11	1,965,177	$658,739	9.3%
JCPenney Company, Inc.	15	1,841,903	$3,392,640	8.7%
The Bon-Ton Stores, Inc.	11	1,126,171	$3,502,419	5.3%
Dillard's	3	522,967	$—	2.5%
Belk, Inc.	6	416,131	$1,856,852	2.0%
Bain Capital, LLC	5	390,950	$3,446,462	1.9%
Dick's Sporting Goods, Inc.	5	279,000	$2,601,500	1.3%
Saks, Inc.	3	230,694	$2,390,556	1.1%
Boscov's Department Store, LLC	1	182,609	$—	0.9%

 Note:  Information includes wholly-owned and joint venture properties.

LEASE EXPIRATION SCHEDULE
As of December 31, 2012

Total Portfolio

Lease Expiration Year	Number of Leases	Anchor Square Feet of GLA Expiring	Non-Anchor Square Feet of GLA Expiring	Total Square Feet of GLA Expiring	Percent of Occupied GLA Represented by Expiring Leases	Anchor Annualized Base Rents Expiring	Non-Anchor Annualized Base Rents Expiring	Total Annualized Base Rents Expiring	Anchor Annualized Base Rents/ Square Foot Expiring (1)	Non-Anchor Annualized Base Rents/ Square Foot Expiring (1)	Percent of Annualized Base Rents Represented by Expiring Leases
2013	663	226,762	1,658,269	1,885,031	9.2%	$1,615,692	$33,280,576	$34,896,268	$7.13	$24.19	13.9%
2014	437	1,018,590	1,009,354	2,027,944	9.9%	6,179,014	26,290,058	32,469,072	$6.21	$30.37	12.9%
2015	367	1,222,046	1,024,213	2,246,259	11.0%	8,516,102	22,725,757	31,241,859	$7.94	$26.01	12.4%
2016	223	1,194,013	678,709	1,872,722	9.2%	5,280,745	18,280,795	23,561,540	$4.86	$29.86	9.4%
2017	213	997,851	649,609	1,647,460	8.1%	5,572,766	16,702,712	22,275,478	$5.58	$28.68	8.9%
Thereafter	712	7,925,230	2,836,101	10,761,331	52.6%	30,827,081	76,422,251	107,249,332	$8.92	$29.29	42.5%
	2,615	12,584,492	7,856,255	20,440,747	100.0%	$57,991,400	$193,702,149	$251,693,549	$7.40	$28.00	100.0%

(1)	The base rents per square foot calculation excludes outlot and ground leases that do not pay rents or pay nominal amounts for rents.

Note:  Information includes wholly-owned and joint venture properties.

CAPITAL EXPENDITURES
(dollars in thousands)

	Three months ended December 31, 2012			Three months ended December 31, 2011
	Consolidated Properties 2012	Unconsolidated Joint Venture Proportionate Share	Total	Consolidated Properties 2011	Unconsolidated Joint Venture Proportionate Share	Total
Development projects	$353	$—	$353	$5,420	$—	$5,420
Redevelopment and renovation projects	$10,384	$339	$10,723	$2,207	$34	$2,241
Property Capital Expenditures:
Tenant improvements and tenant allowances:
Anchor stores	$1,836	$1,041	$2,877	$—	$291	$291
Non-Anchor stores	5,091	308	5,399	2,468	328	2,796
Operational capital expenditures	4,522	290	4,812	3,069	329	3,398
Total Property Capital Expenditures	$11,449	$1,639	$13,088	$5,537	$948	$6,485

	Twelve months ended December 31, 2012			Twelve months ended December 31, 2011
	Consolidated Properties 2012	Unconsolidated Joint Venture Proportionate Share	Total	Consolidated Properties 2011	Unconsolidated Joint Venture Proportionate Share	Total
Development projects	$7,291	$—	$7,291	$21,577	$—	$21,577
Redevelopment and renovation projects	$34,889	$415	$35,304	$8,034	$87	$8,121
Property Capital Expenditures:
Tenant improvements and tenant allowances:
Anchor stores	$11,604	$4,185	$15,789	$1,892	$948	$2,840
Non-Anchor stores	15,997	904	16,901	10,508	2,019	12,527
Operational capital expenditures	9,172	707	9,879	6,903	994	7,897
Total Property Capital Expenditures	$36,773	$5,796	$42,569	$19,303	$3,961	$23,264

DEVELOPMENT AND MAJOR REDEVELOPMENT ACTIVITY
(dollars in thousands)

Project	Description	Estimated Total Project Costs (1)	Project Costs Incurred thru 12/31/12 (1)	Opening Date	Estimated Project Yield
PROPERTY DEVELOPMENT:

Scottsdale Quarter- Phase III Scottsdale, Arizona	Multi-use addition to existing center.	To Be Determined	$25,470	2014 - 2015	To Be Determined

PROPERTY REDEVELOPMENTS:

Outlet Redevelopments The Outlet Collection | Jersey Gardens The Outlet Collection | Seattle	Addition of new outlet brands along with interior/exterior renovations to existing centers.	$55,000 - $65,000	$17,477	Jersey - Fall 2013 Seattle - Holiday 2013	7% - 9%

 (1) Project costs exclude the allocation of internal costs such as labor, interest, and taxes.

Note: Anticipated opening date, estimated project costs and project yield are subject to adjustment as a result of changes (some of which are not under the direct control of the company)  that are inherent in the development process.